Exhibit 10.47

Corporate Presentation September 2005Allis-Chalmers Energy

2 Allis-Chalmers Energy Inc.Forward-Looking Statements This Presentation is presented as a brief company overview for the information of investors, analysts and other parties with an interest in Allis-Chalmers Energy Inc. (herein referred to as “the Company”, “Allis-Chalmers”and by its stock exchange ticker, “ALY”). The management of Allis-Chalmers hopes that this Presentation will encourage analysts and investors to investigate more about the Company through its Securities and Exchange Commission (SEC) filings, press releases and other public materials. This Presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. This Presentation contains forward-looking statements, including, in particular, statements about ALY’sbusiness, financial condition, plans, strategies and prospects.Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements. These statements are based on the Company’s current assumptions, expectations and projections about future events based on facts known to the Company and are subject to a wide range of business risks. The Company encourages investors to review the information regarding the risks inherent to Allis-Chalmers and the energy industry in which it operates, as described in its Form 10-K for the year ended December 31, 2004, a copy of which is available free of charge over the Internet at the SEC’s website (http://www.sec.gov). This Presentation does not purport to be all-inclusive or to contain all of the information that a reader may desire as to the structure or the affairs of the Company. Although the Company believes that the assumptions reflected in these forward-looking statements are reasonable, the Company can give no assurance that these assumptions will prove to be correct or that financial or market forecasts, savings or other benefits anticipated in the forward-looking statements will be achieved. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. The information contained in this Presentation is only current as of its date, and the Company undertakes no obligation to update this Presentation.

Corporate Overview -Positioned for GrowthMulti-faceted oilfield services business formed in 2001Operating in five primary sectors•Directional drilling •Casing & tubing installation•Compressed air drilling •Production services•Rental toolsTargeting markets growing faster than oil service averageBuilding track recordSix Month Revenues for the Periods Ended June 30,($ in millions) 05 10 15 20 25 30 35 40 45 2003 2004 2005 $7.5 $14.3 $42.9

Strong Industry Dynamics…have driven 10-year highs in Rig Count•85% of ALY’s business is derived from gas drilling Positive trends in Oil & Natural Gas Prices…10-Year Oil & Gas Prices10-Year U.S. Rig Count $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 Jul-95 Jul-96 Jul-97 Jul-98 Jul-99 Jul-00 Jul-01 Jul-02 Jul-03 Jul-04 Jul-05 $/Mcf $0 $10 $20 $30 $40 $50 $60 $/Bbl U.S. Avg Wellhead Natural Gas Price WTI Crude Oil 0 2004 00 600 800 1, 000 1,200 1,400 Jul-95 Jul-96 Jul-97 Jul-98 Jul-99 Jul-00 Jul-01 Jul-02 Jul-03 Jul-04 Jul-05 Rigs Working

5 Strong Industry Dynamics and within the U.S. directional and horizontal markets Solid demand in niche markets within Mexico……Mexico Rig Count, 1995-2005Total Rig Count and Composition 1995-2005 02004 006008001,0001,2001,4001,600Jul-95Apr-96Jan-97Oct-97Jul-98May-99Feb-00Nov-00Aug-01May-02Mar-03Dec-03Sep-04Jun-05Rotary Rigs Working0%10%20%30%40%50%Relative Composition Total Rig Count Directional & Horizontal Relative Composition020406080100120140 Jun-95 Jun-96 Jun-97 Jun-98 Jun-99 Jun-00 Jun-01 Jun-02 Jun-03 Jun-04 Jun-05 Active Rigs Source: Baker Hughes

Focused and Proven Strategy
Providing services to the drilling and production sectors using the highest quality equipment and skilled operators. Making acquisitions at attractive multiples. Building a strong foundation through dedicated employees Striving to be customer’s “First Call.” Focusing on markets that are growing faster than the drilling rig count. Expanding product and services offerings in existing locations.

Recent Developments April 2005 -Acquired Delta Rental Service, Inc. May 2005 -Acquired Capcoil Tubing Services, Inc. July 2005 -Acquired the remaining 45% equity interest in AirComp owned by M.I. LLC July 2005 -Restructured debt ▫New $55.0 million credit facility Aug. 2005 -Strengthened balance sheet ▫Raised $16 million in recent equity offering Sept. 2005 -Acquired $15 million in casing and tubing installation equipment New operating locations in Grand Junction (Co.), Oklahoma City, Corpus Christi, Midland, Buffalo and Alice, Texas

Casing & Tubing39%Other Services5%Air Drilling22%Directional Drilling34%Casing & Tubing20%Other Services8%Air Drilling23%Directional Drilling49%Diversified Business Mix:LTM EBITDA:LTM Revenue:(1) Other Services segment includes results for Rental Tools segment and Production Services segment(1) (1)

Directional DrillingEnhanced sales and operations teamExpanded directional drillers from 10 to over 60Investing in motor technologyExpanding straight hole motor businessQ2’05 revenue increased 70.3% to $10.9MM from $6.4MM in ’04Revenue($ in millions)EBITDA ($ in millions)

$16.0 $24.8 $33.9 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 2003 2004 LTM
$1.4 $3.5 $5.7 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 2003 2004 LTM

Casing & Tubing Installation Increased crew count froam 7 to 14 and opened facilities in Alice, TX and Buffalo, TXExpanding market share & allocating increased resources to MexicoMeeting the domestic challenge with new management teamExtensive inventory of specialized equipmentAsset acquisition -offshore / south LouisianaQ2’05 revenue increased 60.7% to $3.9MM from $2.4MM in ’04Revenue($ in millions)EBITDA($ in millions)$10.0 $10.4 $13.5 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2003 2004 LTM$5.0 $4.8 $6.5 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 2003 2004 LTM

Allis-Chalmers Energy Inc.

Compressed Air Drilling Services

- Providing air package systems
- Expanding scope of services through acquisitions
- Well-positioned for under balanced drilling growth
- Acquired the 45% equity interest in AirComp from M-I LLC
- Q2'05 revenue increased 90.6% to $4.9MM from $2.6MM in '04

Revenue
($ in millions)


$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.7
$11.6
$15.6
2003
2004
LTM

EBITDA
($ in millions)


$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.2
$2.5
$3.7
2003
2004
LTM

Production Services Engaged in downholewell servicing by providing coil tubing and capillary tubing services to enhance production from existing wellsAcquisitions•DownholeInjection Systems LLC -Acquired December 2004•CapcoilTubing Services -Acquired May 2005

Rental Tools Providing specialty rental items to the oilfield such as:•Spiral heavy-weight drill pipe•Test plugs, retrieving tools and wearbushingsto test blow-out preventors•Spacer spools and assorted handling toolsAcquisitions•SafcoOilfield Products, Inc -Acquired September 2004•Delta Rental Services, Inc. -Acquired April 2005

Controlled Growth Strategy Complete attractive acquisitionsIntegrate acquisitionsIncrease market share with existing customersDiversify customers and geographyExpand service offering at existing locationsExpand equipment fleet

Achieved Revenue 3-Year CAGR of 63%
$18.0 $32.7 $47.7 $69.6 $0 $10 $20 $30 $40 $50 $60 $70 $80 200 220 032 004 LTM Revenue ($ in millions)

Allis-Chalmers Energy Inc.

Produced Solid Growth in Operating Income


Operating Income
($ in millions)
$8
$6
$4
$2
$0
-$2
$(1.1)
$2.6
$4.2
$7.2
2002
2003
2004
LTM

Strong Six Month Results Revenue($ in millions)$21.1$42.9$0$10$20$30$40$50Six Months 2004Six Months 2005$2.2$5.2$0$1$2$3$4$5$6$7Six Months 2004Six Months 2005Operating Income($ in millions)

Allis-Chalmers Energy Inc.

Strong Second Quarter Performance

(in thousands, except EPS)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2004	2005	Increase	2004	2005	Increase
Revenue	$11,422	$23,588	106.5%	$21,083	$42,922	103.6%
Gross profit	3,003	6,805	126.6%	5,136	12,440	142.2%
EBITDA	1,919	4,432	131.0%	3,787	7,987	110.9%
Operating income	1,150	2,914	153.4%	2,180	5,161	136.7%
Net income	377	1,769	369.2%	761	3,336	338.4%
EPS						
Basic	$ 0.06	$ 0.13	116.7%	$ 0.15	$ 0.24	60.0%
Fully Diluted	$ 0.05	$ 0.12	140.0%	$ 0.13	$ 0.22	69.2%

Capitalization Table(in thousands) At June 30, 2005 Actual Pro Forma (1) Cash and cash equivalents $ 2,693 $ 18,597 Long-term debt, including current maturities $ 37,890 $ 50,182 Stockholder’s Equity Common stock $ 140 $ 158 Additional paid-in-capital 42,077 57,963 Accumulated deficit (2,022) (2,588) Total stockholders’ equity $ 40,195 $ 55,533 Total capitalization $ 78,085 $ 105,715 (1) Pro forma for acquisitions completed in July and net proceeds from August 2005 equity offering

Allis-Chalmers Energy Inc.

Investment Highlights

- Strong market position in segments served
- Sustained organic growth
  - Diversified base of over 300 customers
  - Increased service offerings at existing locations
  - Geographic diversification
    - Operations in TX, LA, NM, CO & Mexico
- Growth through acquisition
- Proven ability to integrate acquisitions
  - Achieved Revenue 3-Year CAGR of 63%
- Experienced management team
- Solid balance sheet to support future growth

Historical Results Six Months Ended June 30, Year Ended December 31, 2001 2002 2003 2004 2004) 2005) (unaudited) (unaudited) Consolidated EBITDA (loss) ($0.3) $1.4 $5.6 $7.8 $3.8 $8.0 Depreciation and amortization 1.1 2.6 2.9 3.6 1.6 2.8 GAAP Income / (loss) from operations ($1.4) ($1.2) $2.6 $4.2 $2.2 $ 5.2 Interest expense, net 0.9 2.3 2.5 2.8 1.1 1.2 Income taxes 0.0 0.3 0.4 0.5 0.2 0.3 Gains on asset sales & litigation 0.0 0.0 3.4 0.0 0.0 0.0 Minority Interest, other expense & dividends 0.0 0.7 1.0 0.2 0.5 0.6 Net income (loss) from continuing operations (2.3) (4.3) 2.3 0.8 $0.9 $3.3 (Loss) from discontinued operations & (Loss) from sale of discontinued operations (2.3) 0.0 0.0 0.0 0.0 0.0 Net income (loss) to common ($4.6) ($4.3) $2.3 $0.8 $0.8 $3.3 Weighted Average Diluted Shares O/S (mm) 0.8 3.8 5.8 12.0 6.9 14.9 Diluted EPS ($5.75) ($1.14)$0.39$0.07 $0.13 $0.22 EBITDA Reconciliation to Net Income